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PENN MUTUAL VARIABLE PRODUCTS

ANNUAL REPORTS
DECEMBER 31, 2002








PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
DIVERSIFIER II, OPTIMIZER, PENNANT SELECT, COMMANDER,
PENNFREEDOM AND OLYMPIA XT
FLEXIBLE VARIABLE AND FIXED ANNUITY CONTRACTS

PENN MUTUAL VARIABLE LIFE ACCOUNT I
CORNERSTONE VUL I, CORNERSTONE VUL II, CORNERSTONE VUL III,
CORNERSTONE VUL IV, VARIABLE ESTATEMAX, VARIABLE ESTATEMAX II,
AND VARIABLE ESTATEMAX III
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

PIA VARIABLE ANNUITY ACCOUNT I
PENNANT
FLEXIBLE VARIABLE AND FIXED ANNUITY CONTRACT
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Dear Investor,

For equity and corporate credit markets, 2002 was another rough year. The stock market witnessed a third consecutive declining year. And, according to the latest data available, the Standard and Poor's (S&P) 500 Index declined close to 50 percent when compared to the highs of 2000. Corporate bonds suffered equally, as evidenced by rising default rates and the fact that debt-laden companies struggled to maintain liquidity.

The return of a large dose of fear in the capital markets precipitated these negative returns. Capital markets revalued risk premiums higher in light of the numerous corporate scandals that surfaced after the Enron debacle of late 2001, including the corporate malfeasance of WorldCom, Global Crossing, Tyco and others. An increase in international tensions, primarily Iraq, but also the India/Pakistan and Israel/Palestine conflicts, coupled with the threat of terrorism, in general, added to the fear. As a result, a severe flight from risk assets (equities and bonds) to U.S. Treasuries occurred, which drove yields on Treasury securities to extreme lows.

Surprisingly, this increase in risk premiums came in the midst of an economic recovery in 2002. Real GDP grew at approximately 3 percent, with solid growth in consumption and incomes. In addition, the probability for further economic growth in 2003 is good. Therefore, the capital market weakness, in spite of these improving fundamentals, is clearly due to an increase in risk premiums. In addition, one statistic that clearly emphasizes the change in risk premiums is that the dividend yield in the S&P 500 Index, at 1.8 percent, is now well over the prevailing U.S. Treasury Bill rate of 1.1 percent. This level of difference has not happened for more than 40 years and clearly reflects the sharp reduction in risk tolerance by investors.

Of course, risk is still an issue for the environment. Obviously, the pending war with Iraq is a serious one, and a poor ending to it would have reverberations in the market and quite possibly, on the economy as a whole. However, a positive end to the conflict should have the opposite effect and lead to an improved market outlook and a reduction in risk premiums as a whole.

We believe the market is a discounting mechanism and that it has had six to nine months to digest the Iraqi conflict and its potential impact. Therefore, a fair amount of the negative assumptions from this potential conflict are factored into the market already. In 1991, the beginning of the first Gulf War also ushered in a decade-long rally in stocks and corporate bonds. Of course, circumstances are now significantly different. But the potential for some type of rally is not out of the question for 2003. As a result, we expect improving fundamentals to prevail in improved capital market pricing this year.

Thank you for your continuing business. For more information on how Penn Mutual can assist you with your financial needs, please contact your sales representative.


Sincerely,

/s/ Peter M. Sherman                                 /s/ Richard F. Plush

Peter M. Sherman                            Richard F. Plush
CHIEF INVESTMENT OFFICER                    VICE PRESIDENT & CHIEF ACTUARY
Penn Mutual Life Insurance Company          Penn Mutual Life Insurance Company
PRESIDENT
Penn Series Funds, Inc.
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                  [PIA VARIABLE ANNUITY ACCOUNT I N-30D FILING]

      ANNUAL REPORTS OF PENN SERIES FUNDS, INC., NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCT FUND,
 FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCT FUND II AND VAN KAMPEN'S THE
  UNIVERSAL INSTITUTIONAL FUNDS, INC., FOR THE 12 MONTHS ENDED DECEMBER 31,2002

Annual Reports for the following funds and portfolios of the following investment companies, for the 12 months ended December 31, 2002, were included with this Report. The Reports are incorporated herein by reference to the Form N-CSR and N-30D filings of the investment companies.

PENN SERIES FUNDS, INC. - SEC CIK NO.  0000702340

Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
High Yield Bond Fund
Flexibly Managed Fund
Core Equity Fund
Growth Equity Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Strategic Value Fund
Emerging Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund

The Annual Report of the Penn Series Funds, Inc. for the 12 months ended December 31, 2002 was filed with the Commission on March 06, 2003 (Accession No. 0001047469-03-007886).

NEUBERGER BERMAN ADVISER MANAGEMENT TRUST - SEC CIK NO. 0000736913

Balanced Portfolio

The Annual Report of the Neuberger Berman Advisers Management Trust for the 12 months ended December 31, 2002 was filed with the Commission on February 28, 2003 (Accession No. 0001206774-03-000092).

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND - SEC CIK NO. 0000356494

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Equity-Income Portfolio
Growth Portfolio

The Annual Report of Fidelity Investments Variable Insurance Fund for the 12 months ended December 31, 2002 was filed with the Commission on February 28, 2003 (Accession No. 0000356494-03-000001).

FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II - SEC CIK
NO. 0000831016

Asset Manager Portfolio

The Annual Report of Fidelity Investments Variable Insurance Fund for the 12 months ended December 31, 2002 was filed with the Commission on February 28, 2003 (Accession No. 0000831016-03-000002).

VAN KAMPEN'S THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - SEC CIK NO. 0001011378

Emerging Markets Equity (International) Portfolio

The Annual Report of Van Kampen's The Universal Institutional Funds, Inc. for the 12 months ended December 31, 2002 was filed with the Commission on March 4, 2003 (Accession No. 0001047469-03-007606).

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The funds in this report are available in these Penn Mutual products:

Commander
Cornerstone VUL, VUL II, VUL III, and VUL IV
Diversifier II
PennFreedom
Olympia XT
Pennant
Pennant Select
Variable EstateMax, Variable EstateMax II, and Variable EstateMax III

















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(C)2002 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172
www.pennmutual.com

The Penn Insurance and Annuity Company
Philadelphia, PA 19172

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